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                                                                    EXHIBIT 10.2

                         NON-QUALIFIED OPTION AGREEMENT
                                    UNDER THE
                              WOLVERINE TUBE, INC.
                           2003 EQUITY INCENTIVE PLAN
                        (As amended as of July 24, 2003)

NON-QUALIFIED OPTION AGREEMENT, dated as of DATE (the "Grant Date"), between WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), and the other party signatory hereto (the "Participant").

WHEREAS the Participant is currently an officer or employee of the Company or one of its Subsidiaries and, pursuant to the Company's 2003 Equity Incentive Plan, as amended (the "Plan") and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ and to increase his or her interest in the success of the Company through the granting to the Participant of non-qualified stock options (the "Options") to purchase shares of common stock of the Company, par value $0.01 per share (the "Common Stock") as described on Exhibit A hereto.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1. Incorporation of Plan Terms; Definitions. This Agreement and the Options shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict between the Plan and this Agreement, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

2. Grant of Option. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Grant Date, the Options specified on Exhibit A hereto. Each such Option shall entitle the Participant to purchase, upon payment of the relevant Option Price specified on Exhibit A hereto, the number of shares of Common Stock corresponding to such Option as specified on Exhibit A hereto. Each Option granted hereunder is not intended to qualify as, and shall not be treated as, an "incentive stock option" within the meaning of
      Section 422 of the Internal Revenue Code of 1986, as amended.

3. Terms and Conditions of Options. The Options evidenced hereby are subject to the following terms and conditions:

      (a) Vesting. Each Option shall vest according to the schedule corresponding to such Option as specified on Exhibit A hereto. However, all Options shall immediately vest and become exercisable upon a Change in Control of the Company.

      (b) Option Period. No Option may be exercised after the relevant expiration date set forth on Exhibit A. Upon termination of the Participant's Full-Time Employment (as hereinafter defined) with the Company, the Options, to the extent then vested (the "Vested Options"), may be exercised as follows:

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            (i)   If the Participant's Full-Time Employment terminates by reason of Disability (as hereinafter defined), the Vested Options shall be exercisable by the Participant for one year following the date of such termination;

            (ii) If the Participant's Full-Time Employment terminates by reason of Retirement (as hereinafter defined), the Vested Options shall be exercisable by the Participant until their expiration;

            (iii) If the Participant's Full-Time Employment terminates by reason of the Participant's death, the Vested Options shall be exercisable by the Participant's Beneficiary (as hereinafter defined) for one year following the date of death;

            (iv) If the Participant's Full-Time Employment is terminated by the Company or one of its Subsidiaries for Cause (as hereinafter defined) or if the Participant voluntarily resigns his employment with the Company or one of its Subsidiaries for any reason other than Disability or Retirement, all Vested Options shall immediately terminate and cease to be exercisable as of the date of such termination or resignation; and

            (v) If the Participant's Full-Time Employment terminates for any other reason not specified above in this Section 3(b), the Vested Options shall be exercisable by the Participant for 90 days following the date of such termination.

            The Committee may, in its sole discretion, provide for a longer post-termination exercise period than the applicable period specified above. Any Option which is not a Vested Option as of the date of the Participant's termination of Full-Time Employment shall terminate as of such date and be of no further force and effect.

            For the purposes of this Section 3(b), the following terms shall have the meanings set forth below:

                  "Full-Time Employment" means regular employment as a common law employee of the Company or one of its Subsidiaries for at least 35 hours per week.

                  "Retirement" means the Participant's termination or resignation of Full-Time Employment on or after the Participant has attained an age at which the Participant qualifies for retirement under a pension plan of the Company or one of its Subsidiaries; provided, however, that should the Participant not be qualified for retirement under a pension plan of the Company or one of its Subsidiaries at the time of such termination or resignation, whether the Participant has retired for purposes of this Agreement shall be determined in good faith by the Committee, and such determination shall be final and binding on all persons.

                  "Disability" means permanent disability as defined in the long-term disability policy of the Company or one of its Subsidiaries applicable to the Participant.

                  "Beneficiary" means the person designated by the Participant in writing to the Company on Exhibit B as having the right to exercise the Vested Options in the event of the Participant's death or, if no such person is designated, the Participant's estate.

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                  "Cause" means (i) the failure or refusal of the Participant to perform the duties of his or her employment, (ii) the Participant's fraud or dishonesty against the Company or any of its Subsidiaries, or (iii) the Participant's willful or negligent acts or omissions which are materially harmful to the Company or any of its Subsidiaries, including, without limitation, the Participant's unauthorized disclosure of confidential information related to the business of the Company or any of its Subsidiaries. Whether the Participant's employment has been terminated for Cause shall be determined in good faith by the Committee, and such determination shall be final and binding on all persons.

      (c) Transfer Restrictions. None of the Options may be sold, transferred, assigned, pledged, exchanged or otherwise encumbered or disposed of by the Participant, except by will or the laws of descent and distribution in accordance with the Plan and Section 3(b)(iii) of this Agreement. During the Participant's lifetime, the Options shall be exercisable only by the Participant.

      (d) Notice of Exercise. Subject to Sections 3(e), 3(g) and 5 hereof, the Participant may exercise any or all of the Options that have vested pursuant to Section 3(a) and 3(b) hereof, by giving a properly executed written notice of exercise to the Committee or its designee, a form of which will be provided by the Company.

      (e) Payment. The Participant shall pay the Option Price in full at the time the written notice of exercise (pursuant to Section 3(d) hereof) is given to the Committee. Such payment shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased. The Committee may, but need not, determine in its sole discretion at any time before the exercise of the Options that additional forms of payment may be permitted in accordance with the Plan.

      (f) Evidence of Share Issuance; Stockholder Rights. As soon as practicable following the exercise of an Option, a stock certificate or certificates evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be issued in the Participant's name to the Participant, or an appropriate entry regarding the issuance of such shares shall be made for the Participant's account in the stock records of the Company maintained by its transfer agent. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issued or issuable upon exercise of an Option until such certificate(s) are issued or such book entry is made. No adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

      (g) Limitation on Exercise. The Options shall not be exercisable unless either the Common Stock subject to the Options has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Participant has furnished the Company with an investment representation satisfactory to the Company that such registration and qualification is not required as a result of the availability of an exemption from registration under such laws.

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4.    No Rights to Grants or Continued Employment. The Participant shall not have any claim or right to receive grants under the Plan. Nothing contained in this Agreement or the Plan shall confer upon the Participant any right to be retained in the employ of the Company or any of its Subsidiaries, nor limit or affect in any manner the right of the Company or any of its Subsidiaries to terminate the employment or adjust the compensation of the Participant.

5. Taxes and Withholding. As a condition to the issuance, vesting or exercise of, or lapse of restrictions pertaining to, any Options pursuant to this Agreement, the Company may, in the discretion of the Committee, require the Participant to pay such sum to the Company (or any of its Subsidiaries or affiliates) as may be necessary to discharge the obligations of the Company (or any of its Subsidiaries or affiliates) with respect to any taxes, assessments or other governmental charges imposed on property or income received by the Participant pursuant to the Plan and this Agreement. In the discretion of the Committee, such payment may be in the form of cash or other property. In the discretion of the Committee, the Company may (a) cause any such withholding obligation to be satisfied by withholding shares otherwise available for delivery to the Participant that have a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, or (b) deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan or this Agreement.

6. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any Common Stock or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

7. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to Wolverine Tube, Inc., 200 Clinton Avenue, Suite 1000, Huntsville, AL 35801, Attention: Stock Options Administrator. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice was mailed.

8. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

9. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

10. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

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11.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by two of its duly authorized officers and the Participant has executed this Agreement, both as of the Grant Date.

                                       WOLVERINE TUBE, INC.

                                       By:
                                           -------------------------------------
                                           Name:  Dennis Horowitz
                                           Title: President and
                                                  Chief Executive Officer

                                       By:
                                           -------------------------------------
                                           Name:  James E. Deason
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                       PARTICIPANT

                                       By: _____________________________________

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                                    EXHIBIT A

                [To be conformed from First Union employee form]

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                                    EXHIBIT B

                           DESIGNATION OF BENEFICIARY
                                     FOR THE
                         NON-QUALIFIED OPTION AGREEMENT
                                    UNDER THE
                              WOLVERINE TUBE, INC.
                     2003 EQUITY INCENTIVE PLAN, AS AMENDED

Note to Participants: Completion of this form is only necessary if you wish to designate a beneficiary other than your estate. If you do not submit this form, all rights to the Options granted under this Agreement that you hold at your death will be transferred to your estate.

Name of Participant: EMPLOYEE

Date of Option Agreement: DATE

If my employment with the Company terminates by reason of my death, or if I die after I have terminated my employment with the Company, but prior to the expiration of the Options (as provided in this Agreement), then all rights to the Options granted under this Agreement that I hold upon my death, to the extent not previously terminated or forfeited, shall be transferred to my primary beneficiary designated below, or to my secondary beneficiary designated below if my primary beneficiary is unable to accept transfer, in the manner provided for in the Plan and this Agreement.

Primary Beneficiary:   _______________________________
Relationship:          _______________________________
Address:               _______________________________
Phone:                 _______________________________

Secondary Beneficiary: _______________________________
Relationship:          _______________________________
Address:               _______________________________
Phone:                 _______________________________

_______________________________
Participant

_______________________________
Date

Receipt acknowledged on behalf of Wolverine Tube, Inc. by:

_______________________________

_______________________________
Date